UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2008

BROADWIND ENERGY, INC.

(Name of small business issuer in its charter)

Delaware	88-0409160
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, IL 60540

 (Address of principal executive offices)

(630) 637-0315

 (Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act: NONE

Securities registered under Section 12(g) of the Exchange Act: Common Stock, par value $0.001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated June 4, 2008, filed by Broadwind Energy, Inc. (the “Company”) with the Securities and Exchange Commission on June 10, 2008 (the “Closing 8-K”), announcing the completion of its acquisition of all of the outstanding capital stock of Badger Transport, Inc. (“Badger”). The information previously reported in the Closing 8-K is hereby incorporated by reference into this Form 8-K/A. This Form 8-K/A amends Item 9.01 of the Closing 8-K to provide financial statements and pro forma financial statements related to the Badger acquisition pursuant to Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01              Financial Statements and Exhibits

The following financial statements are included in this Current Report on Form 8-K/A:

     (a) Financial Statements of Business Acquired

1.                                      Audited Financial Statements of Badger Transport, Inc. as of and for the fiscal year ended December 31, 2007 attached as Exhibit 99.1 to this Current Report on Form 8-K/A

2.                                      Unaudited Condensed Financial Statements of Badger Transport, Inc. as of and for the three months ended March 31, 2008 and 2007, attached as Exhibit 99.2 to this Current Report on Form 8-K/A

     (b) Pro Forma Financial Information

1.                                      Unaudited Combined Condensed Pro Forma Financial Statements for the fiscal year ended December 31, 2007 and  as of and for the three months ended March 31, 2008, attached as Exhibit 99.3 to this Current Report on Form 8-K/A

     (c) Shell Company Transactions

Not Applicable.

     (d) Exhibits

2.1

Stock Purchase Agreement, dated April 24, 2008 among Broadwind Energy, Inc., Badger Transport, Inc. and the sole shareholder of Badger Transport, Inc. - incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 30, 2008

99.1	Audited Financial Statements of Badger Transport, Inc. as of and for the fiscal year ended December 31, 2007

99.2	Unaudited Condensed Financial Statements of Badger Transport, Inc. as of and for the three months ended March 31, 2008 and 2007

99.3	Unaudited Combined Condensed Pro Forma Financial Statements for the fiscal year ended December 31, 2007 and as of and for the three months ended March 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2008

BROADWIND ENERGY, INC.

/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer

EXHIBIT INDEX

BROADWIND ENERGY, INC.

Form 8-K/A Current Report

Exhibit Number	Description
2.1

Stock Purchase Agreement, dated April 24, 2008 among Broadwind Energy, Inc., Badger Transport, Inc. and the sole shareholder of Badger Transport, Inc. - incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed April 30, 2008

99.1	Audited Financial Statements of Badger Transport, Inc. as of and for the fiscal year ended December 31, 2007

99.2	Unaudited Condensed Financial Statements of Badger Transport, Inc. as of and for the three months ended March 31, 2008 and 2007

99.3	Unaudited Combined Condensed Pro Forma Financial Statements as of and for the fiscal year ended December 31, 2007 and as of and for the three months ended March 31, 2008